UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  06/06/2005

APPLE COMPUTER INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-10030

CA	94-2404110
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1 Infinite Loop, Cupertino, CA 95014
(Address of Principal Executive Offices, Including Zip Code)

(408) 996-1010
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On June 6, 2005, Apple Computer, Inc. (Apple) issued a press release regarding Apple's plans to deliver Macintosh products using Intel microprocessors. A copy of Apple's press release is attached hereto as Exhibit 99.

The press release contains forward-looking statements about the Company's plans to deliver Macintosh products using Intel microprocessors by this time next year, the Company's current plans to transition all Macs to Intel microprocessors by the end of 2007, and the expectation that Microsoft and Adobe will create future versions of Microsoft Office and Creative Suite, respectively, for the Mac that support both Power PC and Intel processors. These statements involve risks and uncertainties and actual results may differ. Potential risks and uncertainties include the Company's ability to make timely delivery of the new products with Intel microprocessors and related hardware and software technological changes and innovations to support Intel microprocessors; the development and availability of components and services essential to enable the Company to deliver such products in a timely manner; the effect that the Company's dependency on manufacturing and logistics services provided by third parties may have on the timing, quality, quantity or cost of products manufactured or services rendered; the Company's ability to evolve its operating system and attract sufficient Macintosh developers; the Company's dependency on third-party software developers such as Microsoft and Adobe to timely develop future applications that run on Macs that support Intel microprocessors and Power PC microprocessors; the effect competitive and economic factors and the Company's reaction to them may have on consumer and business buying decisions with respect to the Company's products; and the potential negative impact the transition of all Macs to Intel microprocessors by the end of 2007, or the announcement of such transition, might have on sales of current or future Mac products with Power PC processors. More information on potential factors that could affect the Company's financial results is included from time to time in the Company's public reports filed with the SEC, including the Company's Form 10-K for the fiscal year ended September 25, 2004, the Company's Form 10-Q for the quarter ended December 25, 2004 and the Company's Form 10-Q for the quarter ended March 26, 2005. The Company assumes no obligation to update any forward-looking statements or information, which speak only as of their respective dates.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

APPLE COMPUTER INC

Date: June 06, 2005.	By:	/s/ Peter Oppenheimer
Peter Oppenheimer
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.	Text of press release issued by Apple Computer, Inc. dated June 6, 2005.